Exhibit 99.1

Worksport Ltd. Announces Q3 2024 Earnings Conference Call on November 13th

Company Invites Investors and Analysts to Discover Compelling Financial Updates and Growth Outlook

West Seneca, New York, November 7, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is excited to announce its Q3 2024 live earnings call scheduled for November 13, 2024, at 4:30 PM ET. This call will be conducted online and will include a detailed discussion of the Company’s performance, recent growth trends, and forward-looking insights.

Invitation to Analysts and Investors

Worksport invites analysts, investors, and media to join the live earnings call. This event will provide a comprehensive overview of its Q3 2024 results and offer a platform for direct engagement with the Company’s leadership.

Call Details

Date: November 13, 2024

Time: 4:30 PM ET

Participation: To join the live call, please visit WKSP Q3 Earnings Call to register now.

Worksport encourages attendees to share the earnings call invite within their network. Worksport Management is excited to share the story.

Expected Topics

In Q3 2024, the Company has had significant developments and milestones. While specific details will be shared during the call, attendees can look forward to insights into our recent achievements, strategic initiatives, and projected path to cash flow positivity. This includes updates on the Company’s ongoing sales growth, future product launches, and 2025 growth trajectory. The Company will also provide an update to its financial guidance.

CEO’s Statement

“We are thrilled to invite investors and analysts to our Q3 live earnings call,” said Steven Rossi, CEO of Worksport. “We started mass production in January 2024 and initiated our sales push in March 2024. Now, we are on the cusp of launching multiple new product lines. The Company is laser-focused on continuing sales growth and achieving cash flow positivity, and we are eager to share the details of our progress and future plans. We confidently believe that the Company is undervalued and that growth will continue.”

Investor Inquiries May Be Directed To:

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	October 29: 200% Growth in B2B Sales; Pre-Order Campaign Initiated For AL4

●	October 17: Nasdaq Grants Extension To Regain Compliance

●	October 17: $2MM+ Projected Savings From New Strategic Initiative

●	October 3: Commencing U.S Government Sales

●	September 30: Update On ISO Certification

●	September 19: Alpha Launch of SOLIS & COR

●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3

●	August 14: Record High Revenues; 275% Q2 Growth

●	August 1: Impressive SOLIS Solar Cover Test Results

●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information
Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook	LinkedIn
YouTube	Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.